

CARTER VALIDUS® MISSION CRITICAL REIT II

Supplemental Data - 4Q 2018



Safe Harbor

Forward-Looking Statements

Certain statements contained herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are predicated on current assumptions regarding operational strategies, anticipated events and trends, the economy, and other future conditions. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles ("GAAP"). These items include earnings before interest, income taxes, depreciation and amortization for real estate ("EBITDAre"); funds from operations ("FFO"); modified funds from operations ("MFFO"); net debt; net debt leverage ratio; and net operating income ("NOI"). Refer to the Glossary for a detailed explanation of terms appearing in the supplement. Management considers each item an important supplemental measure of operating performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of our performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financial activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

Key Statistics

(Amounts in thousands, except share data)

Selected Balance Sheet Data	4Q18	3Q18	2Q18	1Q18	4Q17
Investments in Real Estate, Net	$ 1,673,732	$ 1,612,069	$ 1,607,496	$ 1,546,907	$ 1,505,405
Total Assets	1,963,829	1,918,696	1,901,764	1,832,083	1,777,944
Total Liabilities	916,444	871,507	870,785	816,377	787,393
Selected Operating Data					
Total Revenue	$ 46,569	$ 45,518	$ 43,950	$ 41,295	$ 37,266
Total Rental Expenses	(9,888)	(9,447)	(9,702)	(8,290)	(7,502)
Interest and Other Expense, Net	(9,476)	(8,938)	(8,208)	(7,742)	(6,932)
Net Income	6,466	7,717	7,186	7,504	6,408
Funds from Operations	21,876	22,566	21,468	21,221	19,054
Modified Funds from Operations	17,569	18,105	17,049	16,862	15,248
Financial Ratios					
Net Debt Leverage Ratio	37.8%	36.1%	37.0%	44.0%	35.1%
Interest Coverage Ratio	1.7x	1.9x	1.9x	2.0x	1.9x
Net Debt / EBITDAre[1]	5.9x	5.5x	5.9x	5.5x	5.9x
Weighted Average Shares Outstanding					
Basic	135,271,638	132,467,127	129,926,130	126,384,346	119,651,271
Diluted	135,297,138	132,491,755	129,948,432	126,401,940	119,666,234

1. EBITDAre is annualized based on actual quarter EBITDAre.

CARTER VALIDUS MISSION CRITICAL REIT II

Consolidated Balance Sheets

(Amounts in thousands, except share data)

	December 31, 2018	December 31, 2017
ASSETS		
Real estate:		
Land	$ 246,790	$ 223,277
Buildings and improvements, less accumulated depreciation of $84,594 and $45,789, respectively	1,426,942	1,250,794
Construction in progress	—	31,334
Total real estate, net	1,673,732	1,505,405
Cash and cash equivalents	68,360	74,803
Acquired intangible assets, less accumulated amortization of $42,081 and $22,162, respectively	154,204	150,554
Other assets, net	67,533	47,182
Total assets	$ 1,963,829	$ 1,777,944
LIABILITIES AND STOCKHOLDERS' EQUITY		
Liabilities:		
Notes payable, net of deferred financing costs of $3,441 and $4,393, respectively	464,345	463,742
Credit facility, net of deferred financing costs of $2,489 and $601, respectively	352,511	219,399
Accounts payable due to affiliates	12,427	15,249
Accounts payable and other liabilities	29,555	27,709
Intangible lease liabilities, less accumulated amortization of $7,592 and $2,760, respectively	57,606	61,294
Total liabilities	916,444	787,393
Stockholders' equity:		
Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value per share, 500,000,000 shares authorized; 143,412,353 and 126,559,834 shares issued, respectively; 136,466,242 and 124,327,777 shares outstanding, respectively	1,364	1,243
Additional paid-in capital	1,192,340	1,084,905
Accumulated distributions in excess of earnings	(152,421)	(99,309)
Accumulated other comprehensive income	6,100	3,710
Total stockholders' equity	1,047,383	990,549
Noncontrolling interests	2	2
Total equity	1,047,385	990,551
Total liabilities and stockholders' equity	$ 1,963,829	$ 1,777,944

Quarterly Income Statements

(Amounts in thousands, except share data and per share amounts)

	Three Months Ended December 31,	
	2018	2017
Revenue:		
Rental and parking revenue	$ 40,335	$ 32,493
Tenant reimbursement revenue	6,234	4,773
Total revenue	46,569	37,266
Expenses:		
Rental and parking expenses	9,888	7,502
General and administrative expenses	1,870	870
Asset management fees	3,459	2,908
Depreciation and amortization	15,410	12,646
Total expenses	30,627	23,926
Income from operations	15,942	13,340
Interest and other expense, net	9,476	6,932
Net income attributable to common stockholders	$ 6,466	$ 6,408
Other comprehensive income:		
Unrealized (loss) income on interest rate swaps, net	(4,975)	2,589
Comprehensive income attributable to common stockholders	$ 1,491	$ 8,997
Weighted average number of common shares outstanding:		
Basic	135,271,638	119,651,271
Diluted	135,297,138	119,666,234
Net income per common share attributable to common stockholders:		
Basic	$ 0.05	$ 0.05
Diluted	$ 0.05	$ 0.05

Consolidated Annual Income Statements

(Amounts in thousands, except share data and per share amounts)

	For the Year Ended December 31,	
	2018	2017
Revenue:		
Rental and parking revenue	$ 152,975	$ 106,168
Tenant reimbursement revenue	24,357	18,927
Total revenue	177,332	125,095
Expenses:		
Rental and parking expenses	37,327	26,096
General and administrative expenses	5,396	4,069
Asset management fees	13,114	9,963
Depreciation and amortization	58,258	41,133
Total expenses	114,095	81,261
Income from operations	63,237	43,834
Interest and other expense, net	34,364	22,555
Net income attributable to common stockholders	$ 28,873	$ 21,279
Other comprehensive income:		
Unrealized income on interest rate swaps, net	$ 2,390	$ 2,870
Comprehensive income attributable to common stockholders	$ 31,263	$ 24,149
Weighted average number of common shares outstanding:		
Basic	131,040,645	101,714,148
Diluted	131,064,388	101,731,944
Net income per common share attributable to common stockholders:		
Basic	$ 0.22	$ 0.21
Diluted	$ 0.22	$ 0.21

Debt

Debt Summary ($ in millions)

	December 31, 2018		
	Amount	Rate[1]	% of Total
Fixed rate debt			
Notes payable, fixed through interest rate swaps	$ 247.4	4.6%	30.0%
Notes payable	220.4	4.3%	26.8%
Credit facility term loan, fixed through interest rate swaps	100.0	3.8%	12.2%
Total fixed rate debt	567.8	4.3%	69.0%
Variable rate debt[2]			
Credit facility term loan	150.0	4.5%	18.2%
Revolving line of credit	105.0	4.5%	12.8%
Total variable rate debt	255.0	4.5%	31.0%
Total principal debt	$ 822.8	4.4%	100.0%

Debt Maturities ($ in millions)[3]



$300M
$250M
$200M
$150M
$100M
$50M
$0M
$150
$267
$250
$25
$105
2019
2020
2021
2022
2023
2024
2025+
Fixed Rate Notes Payable
Notes Payable Fixed Through Interest Rate Swaps
Credit Facility Term Loan Fixed Through Interest Rate Swaps
Variable Rate Credit Facility Term Loan
Revolving Line of Credit[4]

As of December 31, 2018

1. Weighted average interest rate.
2. LIBOR plus an applicable margin ranging from 1.75% to 2.25%, determined based on the overall leverage of the company.
3. Excludes principal amortization.
4. The revolving line of credit has a maturity date of April 27, 2022, subject to the operating partnership's right for one 12-month extension period.

CARTER VALIDUS MISSION CRITICAL REIT II

Same Store NOI & Occupancy Trends (year-over-year)


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
NOI ($ in millions)
105.0%
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
End of Period Occupancy (%)
97.8%
97.8%
97.9%
97.8%
97.7%
$28.5
$28.6
$28.6
$28.8
$28.2
4Q17
1Q18
2Q18
3Q18
4Q18

64 Properties[1]

1. Each quarter's results are based on properties owned as of September 30, 2017. Does not include properties under development.

Portfolio Overview

Total Investment:[1]	$1.901 Billion
Remaining Lease Term:[2]	9.7 Years
Occupancy Rate:[3]	97.6%

Number of Properties:	85
Rent Escalation:[2]	2.14%
Net Asset Value Per Share:[4]	$9.25

Tenant Credit Concentrations[5]



Investment Grade Rated Tenant/Guarantor
Non-Investment Grade Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor Affiliated with Investment Grade Parent
17.6%
15.8%
26.6%
40.0%

Annualized Distribution Rates:[6]

Class A:	6.40%
Class I:	7.04%
Class T:	5.79%
Class T2:	5.82%

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures.
2. Weighted average remaining lease term and weighted average rent escalation are based on leased square footage.
3. Weighted average occupancy rate based on rentable square footage.
4. The estimated net asset value per share was calculated based on June 30, 2018, data and effective as of October 1, 2018.
5. Based on asset values calculated using initial purchase price and capitalized costs subsequent to acquisition and as of December 31, 2018.
6. The Class A annualized rate assumes a purchase price of $10.278 per share; the Class I annualized rate assumes a purchase price of $9.343 per share; the Class T annualized rate assumes a purchase price of $9.840 per share; the Class T2 annualized rate assumes a purchase price of $9.788 per share.

CARTER VALIDUS MISSION CRITICAL REIT II

Portfolio Geography



Properties per Market

- SINGLE HEALTHCARE PROPERTY
- MULTIPLE HEALTHCARE PROPERTIES
- SINGLE DATA CENTER PROPERTY
- MULTIPLE DATA CENTER PROPERTIES

As of December 31, 2018

CARTER VALIDUS MISSION CRITICAL REIT II

Portfolio Statistics by Segment

Healthcare ($ in millions)

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Change %	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017	Change %
Operating Revenue:	$19,789	$16,236	21.9%	$74,106	$62,718	18.2%
Less expenses:	(2,629)	(1,710)	53.7%	(10,038)	(8,525)	17.7%
Total Net Operating Income	17,160	14,526	18.1%	64,068	54,193	18.2%
NOI Margin	86.7%	89.5%		86.5%	86.4%	
NOI Yield[1]	7.3%	7.2%		6.8%	6.7%	
As of December 31						
Rentable Square Feet				2,518,777	2,132,934	
Number of Properties				56	45	
Weighted Average Annualized Base Rent per Square Foot				$26.65	$24.66	
Weighted Average Remaining Lease Term				11.47 yrs	11.90 yrs	
Weighted Average Occupancy				99.3%	99.6%	

Data Centers ($ in millions)

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Change %	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017	Change %
Operating Revenue:	$26,783	$21,030	27.4%	$103,226	$62,377	65.5%
Less expenses:	(7,259)	(5,792)	25.3%	(27,289)	(17,571)	55.3%
Total Net Operating Income	19,524	15,238	28.1%	75,937	44,806	69.5%
NOI Margin	72.9%	72.5%		73.6%	71.8%	
NOI Yield[1]	8.1%	7.3%		7.9%	5.4%	
As of December 31						
Rentable Square Feet				3,296,104	3,056,895	
Number of Properties				29	25	
Weighted Average Annualized Base Rent per Square Foot				$23.36	$21.12	
Weighted Average Remaining Lease Term				8.30 yrs	9.22 yrs	
Weighted Average Occupancy				96.2%	96.4%	

1. 4Q18 and 4Q17 are calculated using annualized fourth quarter NOI.

Portfolio Diversification – Healthcare

Top 10 Markets by Annualized Rental Revenue[1]

	December 31, 2018		December 31, 2017	
Top 10 Markets[1]	Rentable Sq. Ft.	% Leased[2]	Rentable Sq. Ft.	% Leased[2]
Oklahoma City	398,543	100.0%	398,543	100.0%
Dallas	193,149	99.5%	171,159	99.4%
Houston	203,824	100.0%	169,528	100.0%
Philadelphia	122,356	100.0%	122,356	100.0%
Cincinnati	237,496	100.0%	237,496	100.0%
Austin	106,996	100.0%	106,996	100.0%
Riverside	47,008	100.0%	-	-
Grand Rapids	106,807	85.9%	106,807	92.7%
Des Moines	97,262	100.0%	-	-
Sherman	65,631	100.0%	65,631	100.0%
Total	**1,579,072**	**99.0%**	**1,378,516**	**99.4%**

Geographic Diversification[1,3]


Sherman
3.6%
Oklahoma City
13.5%
Des Moines
3.9%
Dallas
10.5%
Grand Rapids
4.2%
Riverside
4.8%
Houston
10.5%
Austin
5.3%
Cincinnati
5.7%
Philadelphia
10.2%

Property Diversification[4]


Inpatient Rehabilitation Facility
32.1%
Specialty Hospital
25.6%
Acute Care Hospital
3.4%
Long Term Acute Care Hospital
3.2%
Ambulatory Care Center
2.9%
Imaging Center
0.3%
IMF/MOB
32.5%

1. Top ten markets by annualized December 2018 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized December 2018 base rent compared to total of all market's annualized December 2018 base rent.
4. Based on annualized December 2018 base rent.

CARTER VALIDUS MISSION CRITICAL REIT II

Lease Expirations and Tenant Concentration

Healthcare Lease Expirations



$60.00M
$50.00M
$40.00M
$30.00M
$20.00M
$10.00M
$.00M
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized December 2018 Base Rent
Leased SF

Top 10 Healthcare Tenants by Annualized Base Rent

Tenant Name[1]	Annualized December 2018 Base Rent	% of Total Healthcare Portfolio
Post Acute Medical, LLC	$ 9,855,770	14.7%
Confidential Healthcare Tenant #10	6,467,966	9.6%
Kessler Institute for Rehabilitation, Inc.	4,936,092	7.4%
Fort Worth Surgicare Partners, Ltd.	3,600,930	5.4%
Confidential Healthcare Tenant #4	3,237,972	4.8%
Encompass Rehabilitation Hospital of Austin, LLC	2,725,104	4.1%
Heritage Park Surgical Hospital, LLC	2,431,434	3.6%
Victory Medical Center Houston, LP	2,329,144	3.5%
Confidential Healthcare Tenant #9	2,259,734	3.4%
Confidential Healthcare Tenant #7	2,141,057	3.2%
Total	**$ 39,985,203**	**59.7%**

1. Includes tenants under common control.

Healthcare Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Aurora Healthcare Facility	Chicago	IL	24,722	3/30/2017	100.0%	IMF/MOB	Outpatient
Baylor Surgery Center at Fort Worth	Dallas	TX	36,800	12/23/2015	100.0%	Ambulatory Care Center	Outpatient
Baylor Surgical Hospital at Fort Worth	Dallas	TX	83,464	12/31/2014	100.0%	Specialty Hospital	Inpatient
Baylor Surgical Hospital Integrated Medical Facility	Dallas	TX	8,268	12/31/2014	87.3%	IMF/MOB	Outpatient
Benton Healthcare I (Benton)	Little Rock	AR	104,419	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare II (Bryant)	Little Rock	AR	23,450	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare III (Benton)	Little Rock	AR	11,350	10/17/2018	100.0%	IMF/MOB	Outpatient
Benton Healthcare IV (Hot Springs)	Little Rock	AR	8,573	10/17/2018	100.0%	IMF/MOB	Outpatient
Carrollton Healthcare Facility	Dallas	TX	21,990	4/27/2018	100.0%	IMF/MOB	Outpatient
Clarion IMF	Pittsburgh	PA	33,000	6/1/2015	100.0%	IMF/MOB	Outpatient
Clive Healthcare Facility	Des Moines	IA	58,156	11/26/2018	100.0%	IMF/MOB	Outpatient
Corpus Christi Surgery Center	Corpus Christi	TX	25,102	12/22/2016	100.0%	Ambulatory Care Center	Outpatient
Cy Fair Surgical Center	Houston	TX	13,645	7/31/2014	100.0%	Ambulatory Care Center	Outpatient
Grand Rapids Healthcare Facility	Grand Rapids	MI	106,807	12/7/2016	84.6%	IMF/MOB	Outpatient
Heartland Rehabilitation Hospital	Kansas City	KS	54,568	2/17/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Heritage Park - Sherman I	Sherman	TX	57,576	11/20/2015	100.0%	Specialty Hospital	Inpatient
Heritage Park - Sherman II	Sherman	TX	8,055	11/20/2015	100.0%	Imaging Center	Outpatient
Houston Surgical Hospital and LTACH	Houston	TX	102,369	6/30/2015	100.0%	Specialty Hospital	Inpatient
HPI - Edmond (TPG Medical Edmond)	Oklahoma City	OK	17,700	1/20/2016	100.0%	IMF/MOB	Outpatient
HPI - Newcastle (Tri-Cities)	Oklahoma City	OK	7,424	2/3/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City I (Community Hospital)	Oklahoma City	OK	94,076	12/29/2015	100.0%	Acute Care Hospital	Inpatient
HPI - Oklahoma City II (TPG Medical Western)	Oklahoma City	OK	41,394	12/29/2015	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City III (Fountain Park Family Phys)	Oklahoma City	OK	8,762	1/27/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City IV (HPI Office)	Oklahoma City	OK	5,000	1/27/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City V (Fountain Park Medical Plaza)	Oklahoma City	OK	43,676	2/11/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City VI (OSSO Spine)	Oklahoma City	OK	14,676	3/7/2016	100.0%	IMF/MOB	Outpatient
HPI - Oklahoma City VII (Mediplex)	Oklahoma City	OK	102,978	6/22/2016	100.0%	Specialty Hospital	Inpatient
Indianola Healthcare I	Des Moines	IA	18,116	9/26/2018	100.0%	IMF/MOB	Outpatient

As of December 31, 2018

Healthcare Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Indianola Healthcare II	Des Moines	IA	20,990	9/26/2018	100.0%	IMF/MOB	Outpatient
Integris Lakeside Women's Hospital	Oklahoma City	OK	62,857	6/30/2016	100.0%	Specialty Hospital	Inpatient
KMO IMF - Augusta	Augusta	ME	51,000	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Cincinnati I	Cincinnati	OH	139,428	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Cincinnati II	Cincinnati	OH	41,600	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Florence	Cincinnati	KY	41,600	7/22/2015	100.0%	IMF/MOB	Outpatient
KMO IMF - Oakland	Augusta	ME	20,000	7/22/2015	100.0%	IMF/MOB	Outpatient
Mercy Healthcare Facility	Cincinnati	OH	14,868	10/29/2014	100.0%	IMF/MOB	Outpatient
Nebraska Healthcare Facility	Omaha	NE	40,402	10/14/2015	100.0%	Specialty Hospital	Inpatient
New England Sinai Medical Center	Boston	MA	180,744	12/23/2014	100.0%	Long Term Acute Care Hospital	Inpatient
Oceans Katy Behavioral Health Hospital	Houston	TX	34,296	6/8/2018	100.0%	Specialty Hospital	Inpatient
Post Acute Las Vegas Rehabilitation Hospital	Las Vegas	NV	56,220	6/24/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Warm Springs Specialty Hospital of Luling	Austin	TX	40,901	7/30/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Webster Rehabilitation Hospital	Houston	TX	53,514	6/5/2015	100.0%	Inpatient Rehabilitation Facility	Inpatient
Reading Surgical Hospital	Philadelphia	PA	33,217	7/24/2015	100.0%	Specialty Hospital	Inpatient
Saginaw Healthcare Facility	Saginaw	MI	87,843	12/21/2017	100.0%	IMF/MOB	Outpatient
Select Medical Rehabilitation Facility	Philadelphia	NJ	89,139	11/1/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Silverdale Healthcare Facility	Bremerton	WA	26,127	8/25/2017	100.0%	IMF/MOB	Outpatient
Silverdale Healthcare Facility II	Bremerton	WA	19,184	9/20/2017	100.0%	IMF/MOB	Outpatient
Texas Rehab - Allen	Dallas	TX	42,627	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - Austin	Austin	TX	66,095	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - Beaumont	Beaumont	TX	61,000	3/31/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Texas Rehab - San Antonio	San Antonio	TX	44,746	6/29/2017	100.0%	Inpatient Rehabilitation Facility	Inpatient
Valdosta Healthcare I	Valdosta	GA	24,750	11/28/2018	100.0%	IMF/MOB	Outpatient
Valdosta Healthcare II	Valdosta	GA	12,745	11/28/2018	100.0%	IMF/MOB	Outpatient
Vibra Rehabilitation Hospital	Riverside	CA	47,008	3/1/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Winston-Salem, NC IMF	Winston	NC	22,200	12/17/2014	100.0%	IMF/MOB	Outpatient
Winter Haven Healthcare Facility	Lakeland	FL	7,560	1/27/2015	100.0%	IMF/MOB	Outpatient

As of December 31, 2018

Portfolio Diversification – Data Centers

Top 10 Markets by Annualized Rental Revenue[1]

	December 31, 2018		December 31, 2017	
Top 10 Markets[1]	**Rentable Sq. Ft.**	**% Leased[2]**	**Rentable Sq. Ft.**	**% Leased[2]**
Atlanta	1,073,050	91.8%	1,073,050	91.1%
Sacramento	132,839	82.4%	-	-
Washington D.C.	131,331	98.6%	131,331	98.6%
San Jose	152,983	100.0%	76,573	100.0%
Los Angeles	288,000	100.0%	288,000	100.0%
Houston	103,200	100.0%	103,200	100.0%
Bridgeport	167,691	100.0%	167,691	100.0%
Oklahoma City	92,456	100.0%	92,456	100.0%
Chicago	181,097	94.4%	181,097	94.4%
Boston	153,000	100.0%	153,000	100.0%
Total	**2,475,647**	**95.0%**	**2,266,398**	**95.2%**

Geographic Diversification[1,3]


Atlanta
27.2%
Sacramento
8.5%
Washington
D.C.
7.9%
San Jose
7.5%
Los Angeles
6.8%
Houston
6.7%
Bridgeport
5.0%
Oklahoma City
4.3%
Chicago
4.1%
Boston
3.5%

Property Diversification[4]


Enterprise
15.6%
Colocation
54.8%
Wholesale
29.6%

1. Top ten markets by annualized December 2018 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized December 2018 base rent compared to total of all market's annualized December 2018 base rent.
4. Based on annualized December 2018 base rent.

CARTER VALIDUS MISSION CRITICAL REIT II

Lease Expirations and Tenant Concentration

Data Center Lease Expirations


$30.00M
$25.00M
$20.00M
$15.00M
$10.00M
$5.00M
$.00M
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized December 2018 Base Rent
Leased SF

Top 10 Data Center Tenants by Annualized Base Rent

Tenant Name[1]	Annualized December 2018 Base Rent		% of Total Data Center Portfolio
Dawn Colocation Services, LLC	$	8,454,310	11.0%
CenturyLink, Inc.		8,237,101	10.7%
American Cancer Society, Inc.		5,342,001	6.9%
Amoco Properties Incorporated		5,187,281	6.7%
Sungard Availability Services, LP		4,694,575	6.1%
Confidential Data Center Tenant #3		4,438,790	5.8%
U.S. South Communications, Inc.		4,007,767	5.2%
Internap Network Services Corporation		3,863,108	5.0%
Cervalis, LLC		3,821,548	5.0%
Confidential Data Center Tenant #2		3,328,416	4.3%
Total	**$**	**51,374,897**	**66.7%**

1. Includes tenants under common control.

Data Center Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
250 Williams Atlanta Data Center	Atlanta	GA	995,728	6/15/2017	91.2%	Wholesale
Alpharetta Data Center III	Atlanta	GA	77,322	2/2/2016	100.0%	Colocation
Andover Data Center II	Boston	MA	153,000	11/8/2016	100.0%	Colocation
AT&T Hawthorne Data Center	Los Angeles	CA	288,000	9/27/2016	100.0%	Colocation
Blythewood Data Center	Columbia	SC	64,637	12/29/2016	100.0%	Colocation
Canton Data Center	Canton	OH	29,960	10/3/2018	100.0%	Colocation
Charlotte Data Center II	Charlotte	NC	52,924	5/15/2017	100.0%	Colocation
Chicago Data Center II	Chicago	IL	115,352	12/28/2016	100.0%	Colocation
Cincinnati Data Center	Cincinnati	OH	69,826	6/30/2017	100.0%	Enterprise
Eagan Data Center	St. Cloud	MN	87,402	6/29/2015	100.0%	Enterprise
Elgin Data Center	Chicago	IL	65,745	12/22/2017	84.5%	Colocation
Flint Data Center	Flint	MI	32,500	2/2/2016	100.0%	Colocation
Houston Data Center	Houston	TX	103,200	11/16/2017	100.0%	Enterprise
Indianapolis Data Center	Indianapolis	IN	43,724	4/1/2015	100.0%	Colocation
King of Prussia Data Center	Philadelphia	PA	50,000	9/28/2017	100.0%	Enterprise
McLean I (Roosevelt Building)	Washington D.C.	VA	69,329	10/17/2016	97.3%	Colocation
McLean II (Polk Annex Building)	Washington D.C.	VA	62,002	10/17/2016	100.0%	Colocation
Minnetonka Data Center	Minneapolis	MN	135,240	8/28/2015	100.0%	Colocation
Norwalk Data Center	Bridgeport	CT	167,691	3/30/2017	100.0%	Colocation
Oklahoma City Data Center	Oklahoma City	OK	92,456	12/27/2017	100.0%	Colocation
Rancho Cordova Data Center I	Sacramento	CA	69,048	3/14/2018	100.0%	Colocation
Rancho Cordova Data Center II	Sacramento	CA	63,791	3/14/2018	63.3%	Wholesale
San Jose Data Center	San Jose	CA	76,410	6/13/2018	100.0%	Enterprise
Somerset Data Center	New York City	NJ	36,118	6/29/2016	100.0%	Colocation
Sunnyvale Data Center	San Jose	CA	76,573	6/28/2017	100.0%	Colocation

As of December 31, 2018

Data Center Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Tempe Data Center	Phoenix	AZ	44,244	1/26/2017	100.0%	Enterprise
Tempe Data Center II	Phoenix	AZ	58,560	9/29/2017	100.0%	Colocation
Tennessee Data Center	Nashville	TN	71,726	3/31/2016	100.0%	Colocation
Waco Data Center	Waco	TX	43,596	12/30/2015	100.0%	Colocation

As of December 31, 2018

Acquisitions

2018 Acquisitions ($ in millions)

Investment Name	Acquisition Date	Purchase Price	Market	Rentable Square Feet	Properties
Rancho Cordova Data Center Portfolio	3/14/2018	$ 52.1	Sacramento	132,839	2
Carrollton Healthcare Facility	4/27/2018	8.7	Dallas	21,990	1
Oceans Katy Behavioral Health Hospital	6/8/2018	15.7	Houston	34,296	1
San Jose Data Center	6/13/2018	50.4	San Jose	76,410	1
Indianola Healthcare Facilities Portfolio	9/26/2018	14.5	Des Moines	39,106	2
Canton Data Center	10/3/2018	9.7	Canton	29,960	1
Benton Hot Springs Portfolio	10/17/2018	31.2	Little Rock	147,792	4
Clive Healthcare Facility	11/26/2018	24.5	Des Moines	58,156	1
Valdosta Healthcare Portfolio	11/28/2018	10.5	Valdosta	37,495	2
Total		**$ 217.3**		**578,044**	**15**

CARTER VALIDUS MISSION CRITICAL REIT II

Net Debt & EBITDAre Reconciliation

(Amounts in thousands, except ratio)

	As of December 31, 2018	As of September 31, 2018	As of June 30, 2018	As of March 31, 2018	As of December 31, 2017
Total debt	$ 822,786	$ 777,875	$ 777,963	$ 718,050	$ 688,135
Less: cash and cash equivalents	68,360	84,789	73,241	76,734	74,803
Net debt	**$ 754,426**	**$ 693,086**	**$ 704,722**	**$ 641,316**	**$ 613,332**

	Three Months Ended December 31, 2018	Three Months Ended September 31, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018	Three Months Ended December 31, 2017
Net income attributable to common stockholders	$ 6,466	$ 7,717	$ 7,186	$ 7,504	$ 6,408
Total interest expense, adjusted	9,928	9,039	8,275	7,801	6,985
Depreciation and amortization	15,410	14,849	14,282	13,717	12,646
EBITDAre	**$ 31,804**	**$ 31,605**	**$ 29,743**	**$ 29,022**	**$ 26,039**
Annualized EBITDAre	**$ 127,216**	**$ 126,420**	**$ 118,972**	**$ 116,088**	**$ 104,156**
Net debt to annualized EBITDAre	**5.9x**	**5.5x**	**5.9x**	**5.5x**	**5.9x**
Reconciliation of total interest expense, adjusted:					
Interest on notes payable	$ 5,340	$ 5,251	$ 5,246	$ 5,199	$ 4,909
Interest on secured credit facility	3,991	3,370	2,695	2,320	2,021
Amortization of deferred financing costs	605	600	849	756	742
Cash deposits interest	(452)	(101)	(67)	(59)	(53)
Capitalized interest	(8)	(182)	(515)	(474)	(687)
Total interest expense, net as reported	**9,476**	**8,938**	**8,208**	**7,742**	**6,932**
Adjustment:					
Cash deposits interest	452	101	67	59	53
Total interest expense, adjusted	**$ 9,928**	**$ 9,039**	**$ 8,275**	**$ 7,801**	**$ 6,985**

CARTER VALIDUS MISSION CRITICAL REIT II

Quarterly FFO and MFFO Reconciliation

(Amounts in thousands, except share data and per share amounts)

	Quarter Ended				
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income attributable to common stockholders	$ 6,466	$ 7,717	$ 7,186	$ 7,504	$ 6,408
Adjustments:					
Depreciation and amortization	15,410	14,849	14,282	13,717	12,646
FFO attributable to common stockholders	$ 21,876	$ 22,566	$ 21,468	$ 21,221	$ 19,054
Adjustments:					
Amortization of intangible assets and liabilities (1)	(1,022)	(1,086)	(1,085)	(1,087)	(854)
Straight-line rents (2)	(3,355)	(3,326)	(3,372)	(3,311)	(2,910)
Ineffectiveness of interest rate swaps	70	(49)	38	39	(42)
MFFO attributable to common stockholders	$ 17,569	$ 18,105	$ 17,049	$ 16,862	$ 15,248
Weighted average common shares outstanding - basic	135,271,638	132,467,127	129,926,130	126,384,346	119,651,271
Weighted average common shares outstanding - diluted	135,297,138	132,491,755	129,948,432	126,401,940	119,666,234
Net income per common share - basic	$ 0.05	$ 0.06	$ 0.06	$ 0.06	$ 0.05
Net income per common share - diluted	$ 0.05	$ 0.06	$ 0.06	$ 0.06	$ 0.05
FFO per common share - basic	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.17
FFO per common share - diluted	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.17

1. Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.
2. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

CARTER VALIDUS MISSION CRITICAL REIT II

Annual FFO and MFFO Reconciliation

(Amounts in thousands, except share data and per share amounts)

	For the Year Ended December 31,	
	2018	2017
Net income attributable to common stockholders	$ 28,873	$ 21,279
Adjustments:		
Depreciation and amortization	58,258	41,133
FFO attributable to common stockholders	$ 87,131	$ 62,412
Adjustments:		
Amortization of intangible assets and liabilities [1]	(4,280)	(1,817)
Straight-line rents [2]	(13,364)	(10,596)
Ineffectiveness of interest rate swaps	98	(58)
MFFO attributable to common stockholders	$ 69,585	$ 49,941
Weighted average common shares outstanding - basic	131,040,645	101,714,148
Weighted average common shares outstanding - diluted	131,064,388	101,731,944
Net income per common share - basic	$ 0.22	$ 0.21
Net income per common share - diluted	$ 0.22	$ 0.21
FFO per common share - basic	$ 0.66	$ 0.61
FFO per common share - diluted	$ 0.66	$ 0.61

1. Under GAAP, certain intangibles are accounted for at cost and reviewed at least annually for impairment, and certain intangibles are assumed to diminish predictably in value over time and are amortized, similar to depreciation and amortization of real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate.
2. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

CARTER VALIDUS MISSION CRITICAL REIT II

Quarterly NOI Reconciliation

(Amounts in thousands)

	Three Months Ended December 31,	
	2018	2017
Revenue:		
Rental, parking and tenant reimbursement revenue	$ 46,569	$ 37,266
Expenses:		
Rental and parking expenses	9,888	7,502
Net operating income	36,681	29,764
Expenses:		
General and administrative expenses	1,870	870
Asset management fees	3,459	2,908
Depreciation and amortization	15,410	12,646
Income from operations	15,942	13,340
Interest and other expense, net	9,476	6,932
Net income attributable to common stockholders	$ 6,466	$ 6,408

CARTER VALIDUS MISSION CRITICAL REIT II

Annual NOI Reconciliation

(Amounts in thousands)

	Year Ended December 31, 2018	Year Ended December 31, 2017
Revenue:		
Rental, parking and tenant reimbursement revenue	$ 177,332	$ 125,095
Expenses:		
Rental and parking expenses	37,327	26,096
Net operating income	140,005	98,999
Expenses:		
General and administrative expenses	5,396	4,069
Asset management fees	13,114	9,963
Depreciation and amortization	58,258	41,133
Income from operations	63,237	43,834
Interest and other expense, net	34,364	22,555
Net income attributable to common stockholders	$ 28,873	$ 21,279



Glossary

Annualized Rental Revenue is the sum of each property's December 2018 base rent multiplied by twelve unless otherwise specified.

EBITDAre is a supplemental performance measure promulgated by the National Association of Real Estate Investment Trust ("NAREIT") known as Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). NAREIT defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures.

Funds from Operations ("FFO") is defined consistent with the NAREIT definition, as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Our management, along with others in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT's operating performance because it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation and amortization and asset impairment write-downs, which the Company believes provides a more complete understanding of its performance to investors and to its management, and when compared year over year, reflects the impact on the Company's operations from trends in occupancy.

Interest Coverage Ratio is the ratio of earnings before interest and income taxes ("EBIT") expressed as a multiple of Total Interest Expense, Adjusted.

Modified Funds from Operations ("MFFO") is defined consistent with the Institute of Portfolio Alternative's ("IPA") definition in its Practice Guideline: FFO further adjusted for the following items included in the determination of GAAP net income; acquisition fees and expenses; amounts related to straight-line rental income and amortization of above and below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments related to contingent purchase price obligations where such adjustments have been included in the derivation of GAAP net income, and after adjustments for a consolidated and unconsolidated partnership and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The Company's MFFO calculation complies with the IPA's Practice Guideline, described above. In calculating MFFO, the Company excludes amortization of above and below-market leases, amounts related to straight-line rents (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payment) and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the Company.

Net Asset Value ("NAV") is determined by the Board of Directors and based on the estimated value of the Company's assets, less the estimated value of the Company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. The Company can give no assurance that: a stockholder would be able to resell his or her shares at this estimated NAV; a stockholder would ultimately realize distributions per share equal to the Company's estimated per share NAV upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; the Company's shares of common stock would trade at the estimated per share NAV on a national securities exchange; a different independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated per share NAV; or the methodology used to estimate the Company's estimated per share NAV would be acceptable to the Financial Industry Regulatory Authority ("FINRA") or for compliance with the Employment Retirement Income Security Act of 1974 ("ERISA") reporting requirements. Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she participates in the Company's share repurchase program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

Net Debt & Net Debt Leverage Ratio are not recognized as financial measures under GAAP; however, management believes net debt leverage ratio is a key financial measure and uses it to assess the borrowing capacity of the Company. The Company defines its net debt leverage ratio as net debt (principal debt outstanding less cash and cash equivalents) divided by total fair market value of real estate-related investments (calculated as of June 30, 2018, and September 30, 2017, for the respective time periods), plus total aggregate purchase price of investments acquired after the respective dates.

Net Operating Income ("NOI"), a non-GAAP financial measure, is defined as total revenues, less rental and parking expenses, which excludes depreciation and amortization, general and administrative expenses, acquisition related expenses, asset management fees and interest and other expense, net. The Company believes that net operating income serves as a useful supplement to net income because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis. Net operating income should not be considered as an alternative to net income determined in accordance with GAAP as an indicator of financial performance, and accordingly, the Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, net operating income should be examined in conjunction with net income as presented in the consolidated financial statements and data included on the Company's Annual Report on Form 10-K filed with the SEC on March 22, 2019.

NOI Yield is calculated as net operating income to fair market value of real estate-related investments (calculated as of June 30 each year), plus total aggregate purchase price of investments acquired after that date.

Occupancy Rate is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and excludes properties under development. The Company generates the majority of its NOI from property operations. To evaluate properties on a comparable basis, management analyzes the net operating income from same store properties. By doing so, management is able to monitor the core operations of the portfolio and determine the effects of new acquisitions on net income.

Remaining Lease Term is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

Rent Escalation is a weighted average calculation of the portfolio's rent escalations based on leased square footage.

Total Investments is based on aggregate contract purchase price, acquisition costs and additional capital expenditures.